UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                             _________________

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):   September 8, 2003
                                                 -----------------------------




                        Oregon Trail Financial Corp.
______________________________________________________________________________
           (Exact Name of Registrant as Specified in its Charter)


         Oregon                       0-22953                   91-1829481
______________________________________________________________________________
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
Of Incorporation)                                          Identification No.)



2055 First Street, Baker City, Oregon                       97814
______________________________________________________________________________
(Address of Principal Executive Offices)                (Zip Code)


                               (541) 523-6327
______________________________________________________________________________
            (Registrant's Telephone Number, Including Area Code)


                                    N/A
______________________________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)


Item 5.   Other Events and Required FD Disclosure.

     On February 21, 2003, FirstBank NW Corp. ("FirstBank") entered into a Merger Agreement (the "Agreement") with Oregon Trail Financial Corp. ("Oregon Trail"), Baker City, Oregon. Under the terms of the Agreement, Oregon Trail will be merged with and into FirstBank. The Agreement also provides for the merger of Oregon Trail's subsidiary financial institution, Pioneer Bank, A Federal Savings Bank, with and into FirstBank's subsidiary financial institution, FirstBank Northwest.

     Under the terms of the Agreement, Oregon Trail shareholders may elect to receive either $22.00 in cash or 1.031 shares of FirstBank common stock in exchange for their shares of Oregon Trail common stock. The election of the Oregon Trail shareholders will be subject to the allocation and proration procedures set forth in the Agreement such that the transaction will qualify as a tax free reorganization for federal income tax purposes. The aggregate purchase price for the transaction is approximately $73.9 million.

     On September 8, 2003, Oregon Trail issued a press release announcing the mailing of election forms to shareholders of Oregon Trail as of September 5, 2003. Oregon Trail shareholders purchasing stock after September 5, 2003, will not have the opportunity to make an election, but will receive either cash or stock, or some combination of cash and stock according to these allocation and proration procedures. Oregon Trail shareholders have until 5:00 p.m., Eastern Daylight Time, on October 14, 2003 to return their Election Form and Letter of Transmittal. The specific terms and requirements that need to be followed for shareholders to make a proper election are contained in the election materials.

     For additional information regarding the terms of the proposed transaction, reference is made to the Agreement and the press release dated September 8, 2003, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          See Exhibits Index







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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     OREGON TRAIL FINANCIAL CORP.




Date: September 9, 2003              By: /s/ Berniel L. Maughan
                                         --------------------------------
                                         Berniel L. Maughan
                                         President and Chief Executive Officer




































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                               EXHIBIT INDEX




     Exhibit Number                 Description
     --------------                 -----------

         99 Press release dated September 8, 2003 issued by Oregon Trail Financial Corp. announcing the mailing of election forms.